UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported):

November 8, 2011

New Jersey	Commission File Number	21-0419870
State of Incorporation	1-3822	I.R.S. Employer Identification No.

One Campbell Place

Camden, New Jersey 08103-1799

Principal Executive Offices

Telephone Number: (856) 342-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 7.01 Regulation FD Disclosure

As Campbell Soup Company (the “Company”) previously disclosed in its Annual Report on Form 10-K for the year ended July 31, 2011 (the “2011 Form 10-K”), commencing with the fourth quarter of fiscal 2011, the Company modified its segment reporting. The Company now reports the results of operations in the following reportable segments: U.S. Simple Meals; U.S. Beverages; Global Baking and Snacking; International Simple Meals and Beverages; and North America Foodservice. Prior periods were modified in the 2011 Form 10-K to conform to the fiscal 2011 presentation.

Additional recast historical quarterly and year-to-date segment information for fiscal 2011 is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Quarterly and Fiscal Year 2011 Segment Net Sales and Earnings Before Interest and Taxes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)
Date: November 8, 2011

	By:	/s/ B. Craig Owens

B. Craig Owens
Senior Vice President – Chief Financial Officer and Chief Administrative Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Quarterly and Fiscal Year 2011 Segment Net Sales and Earnings Before Interest and Taxes